UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

March 21, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on March 23, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. In addition the effective date was reported as March 31, 2007 and should have been reported as March 1, 2007 This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K and reports the effective date of the purchase as March 1, 2007.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Filed herewith.

(b) Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.

	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 13, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

IRC, L.P.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and two month ended

February 28, 2007 (unaudited)

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Partners

IRC L.P.

Lakewood, Colorado

I have audited the accompanying balance sheets of IRC L.P. as of December 31, 2004, 2005, and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IRC L.P. as of December 31, 2004, 2005, and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Ronald R. Chadwick, P.C.

RONALD R. CHADWICK, P.C.

Aurora, Colorado

May 16, 2007

IRC L.P.

Balance Sheets

	December 31,			(unaudited) February 28, 2007
	2004	2005	2006
Assets
Current Assets
Cash & cash equivalents	$115,929	$130,194	$155,643	$104,127
Other receivables	4,815	2,664	1,930	2,550
Prepaid expenses	—	3,467	2,667	22,147
Inventories	29,931	39,030	41,854	48,853

Total Current Assets	150,675	175,355	202,094	177,676

Equipment and Leasehold Improvements
Equipment and furniture	240,661	475,257	483,697	489,639
Signs	44,626	66,299	66,299	66,299
Leasehold improvements	627,172	1,048,353	1,048,353	1,049,592
Land	—	238,314	238,314	238,314
Less accumulated depreciation and amortization	(333,825)	(460,775)	(637,077)	(663,534)

Net equipment and leasehold improvements	578,634	1,367,449	1,199,587	1,180,310

Other Assets
Deposits	1,335	7,344	5,194	4,452
Liquor license	25,000	25,000	25,000	25,000

Total Other Assets	26,335	32,344	30,194	29,452

Total Assets	$755,644	$1,575,147	$1,431,874	$1,387,439

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable—trade	$35,526	$42,423	$24,028	$9,535
Accrued expenses	156,023	180,471	178,481	156,241
Deferred revenue	—	—	107,875	105,000
Accounts payable—related party	153,293	167,293	131,293	122,293
Current portion of long term debt	17,296	136,604	136,837	137,731

Total current liabilities	362,138	526,790	578,514	530,801

Long-Term Debt	100,717	502,779	366,611	343,277

Partners’ Equity	292,789	545,578	486,749	513,361

Total Liabilities and Partners’ Equity	$755,644	$1,575,147	$1,431,874	$1,387,439

See notes to financial statements

IRC L.P.

Statements of Operations

	For the years ended December,			(unaudited) For the two Months ended February 28, 2007
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$2,533,916	$2,859,559	$2,573,965	$380,960
Sales of tobacco products	20,956	30,263	31,205	3,688
Service revenue	1,346,333	1,499,564	1,235,033	195,470
Other	657,696	767,489	734,942	109,123

Total Revenue	4,558,901	5,156,875	4,575,144	689,241

Operating Expenses
Cost of goods sold	386,546	403,241	408,533	54,548
Salaries and wages	734,577	783,840	769,822	122,928
Management fee	188,430	185,954	183,197	26,000
Other general and administrative
Taxes and permits	34,310	99,022	101,641	18,434
Charge card and bank fees	65,352	62,149	55,805	4,843
Rent	1,400,007	1,521,462	1,424,236	210,026
Legal and professional	271,832	53,519	40,867	9,541
Advertising and marketing	88,000	239,044	185,705	27,137
Other	545,545	721,641	547,595	83,447
Depreciation and amortization	170,495	132,722	177,102	26,591

Total Operating Expenses	3,885,094	4,202,595	3,894,502	583,495

Income (loss) from operations	673,807	954,280	680,642	105,746

Other income (expenses)
Interest expense	(21,043)	(41,155)	(48,502)	(7,227)
Interest income	—	—	231	93
Gain (loss) on sale/disposition of assets	(6,058)	(637)	—	—
Other	—	—	—	—

Total Other Income (Expenses)	(27,101)	(41,792)	(48,271)	(7,134)

Net income (loss)	$646,706	$912,489	$632,371	$98,613

See notes to financial statements

IRC L.P.

Statement of Partners’ Equity

For the years ended December 31, 2004, 2005, 2006 and two months ended February 28, 2007

Balance, December 31, 2003	$395,783
Distribution	(749,700)
Net income	646,706

Balance, December 31, 2004	292,789
Distribution	(659,700)
Net income	912,489

Balance, December 31, 2005	545,578
Distribution	(691,200)
Net income	632,371

Balance, December 31, 2006	486,749
Distribution	(72,000)
Net income	98,613

Balance, February 28, 2007	$513,361

See notes to financial statements

IRC L.P.

Statements of Cash Flows

	For the years ended, December 31,			(unaudited) For the two Months ended February 28, 2007
	2004	2005	2006
Net income (loss)	$646,706	$912,489	$632,371	$98,613
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	170,495	132,722	176,302	26,457
(Increase) decrease in other receivables	2,479	2,151	734	(620)
(Increase) decrease in inventory	1,254	(9,099)	(2,824)	(6,999)
(Increase) decrease in prepaid expenses	—	(3,467)	800	(19,480)
Loss on disposal of equipment	6,058	637	—	—
Increase (decrease) in trade accounts payable	26,163	6,898	(18,395)	(14,493)
Increase (decrease) in deferred revenue	—	—	107,875	(2,875)
(Decrease) in accounts payable related party	—	(11,000)	(36,000)	(9,000)
Increase (decrease) in accrued expenses	142,493	56,337	(1,987)	(22,240)
(Increase) decrease in deposits	—	(6,009)	2,150	741

Net cash provided by operating activities	995,648	1,081,659	861,026	50,104

Investing Activities
Cost of liquor license	(25,000)	—	—	—
Proceeds from disposal of equipment	—	—	—	—
Purchases of equipment and leasehold improvements	(260,474)	(921,537)	(8,440)	(7,181)

Net cash used by investing activities	(285,474)	(921,537)	(8,440)	(7,181)

Financing Activities
Proceeds from issuance of long-term debt	—	613,331	350,000	—
Payments on long-term debt	(9,737)	(99,488)	(485,937)	(22,440)
Distribution	(749,700)	(659,700)	(691,200)	(72,000)

Net cash provided by financing activities	(759,437)	(145,857)	(827,137)	(94,440)

Net increase (decrease) in cash	(49,263)	14,265	25,449	(51,516)
Cash beginning of year	165,192	115,929	130,194	155,643

Cash end of year	$115,929	$130,194	$155,643	$104,127

See notes to financial statements

IRC, L.P.

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Illinois Limited Partnership in August 1998. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Sauget, Illinois.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

IRC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale. The VIP Room Memberships are amortized into revenue over the one year period of membership.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Commitments

The Company has a lease on the facility with a minimum and additional rent to make total rent 27% of “gross sales”. The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$300,000
December 31, 2008	$300,000
December 31, 2009	$300,000
December 31, 2010	$300,000
December 31, 2011	$300,000
Thereafter	$4,500,000

IRC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

4)	Long-term Debt

Long-term debt consists of the following:

	2004	2005	2006
7.5% note payable to an unrelated company, payable at $6,819 per month including interest, due November 2009	$—	$279,329	$217,614
9.25% note payable to an unrelated company, payable at $5,833 per month principal plus interest, due January 2011	—	—	285,834
7.5% note payable to an unrelated company, payable at $6,819 per month including interest, due September 2005	118,013	—	—
9.25 note payable to a bank, payable at $7,941 per month including interest, due June 2011	—	360,054	—

	118,013	639,383	503,448
Current portion of long-term debt	17,296	136,604	136,837

Long-term debt	$100,717	$502,779	$366,611

Future required principal payments by year from December 31, 2006 forward are: 2007 $136,837, 2008 $142,384, 2009 $148,393, 2010 $70,000, and 2011 $5,834, Total $503,488.

5)	Related party transactions

The lease (note 3) has been personally guaranteed by the president of the general partner.

The accounts payable related party is to International Entertainment Consultants, Inc. (“IEC”) that is owned by a Company controlled by the president of the general partner. In March of 2007 the entire balance of $122,293 was retired by the partners.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

Effective March 1, 2007, the Company acquired the general partnership interest, 1% and a 89% limited partnership interest, totaling 90%, in IRC, LP. a Illinois Limited Partnership. The acquisition of IRC, LP. is being accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $4,781,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	One Month January 31, 2007 Cardinal Management Partnership, LP	Two Months February 28, 2007 MRC, LP	Two Months February 28, 2007 IRC, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$56,468	$246,608	$380,960			$3,907,445
Sales of food and merchandise	357,617	198	42	789	3,688			362,334
Service revenue	1,738,880	40,607	36,240	155,418	195,470			2,166,615
Other	1,130,641	7,089	4,002	58,277	109,123	a	(33,541)	1,275,591

Total Revenue	6,387,396	111,045	96,752	461,092	689,241			7,711,985

Operating Expenses
Cost of goods sold	883,616	10,637	14,280	35,229	54,548			998,310
Salaries and wages	1,374,566	39,201	41,328	108,408	148,928	a	(25,917)	1,686,514
Other general and administrative
Taxes and permits	249,645	5,314	6,286	12,905	18,434			292,584
Charge card and bank fees	65,691	767	555	1,625	4,843			73,481
Rent	539,145	11,396	6,783	107,364	210,026			874,714
Legal and professional	147,629	2,613	4,113	5,529	9,541	a	(3,846)	165,579
Advertising and marketing	257,383	4,030	4,210	16,525	27,137			309,285
Other	1,235,481	21,850	26,860	63,597	83,447	a	(3,778)	1,427,457
Depreciation & amortization	221,745	583	1,349	4,449	26,591			254,717

Total Operating Expenses	4,974,901	96,391	105,764	355,631	583,495			6,082,641

Income from operations	1,412,495	14,654	(9,012)	105,461	105,746			1,629,344

Other income (expenses)
Interest expense	(536,672)	—	—	—	(7,227)			(543,899)
Interest income	147,789	20	17	69	94			147,989
Gain on sale of assets	179,189	—	—	—	—			179,189
Unrealized gain on sale of marketable securities	8,381	—	—	—	—			8,381

Total Other Income (Expenses)	(201,313)	20	17	69	(7,133)			(208,340)

Net income from continuing operations before income taxes	1,211,182	14,674	(8,995)	105,530	98,613			1,421,004

Income tax expense—current	—	—	—	—	—			—
Income tax expense—deferred	150,000	—	—	—	—			150,000

Total income taxes	150,000	—	—	—	—			150,000

Minority interest	(33,244)	—	—	—	—	b	(10,093)	(43,337)

Income from continuing operations	1,027,938	14,674	(8,995)	105,530	98,613			1,227,667

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	—	—	—			(15,085)
Income taxes	—	—	—	—	—			—

Loss from discontinued operations	(15,085)	—	—	—	—			(15,085)

Net income	1,012,853	14,674	(8,995)	105,530	98,613			1,212,582

Preferred stock dividends	—	—	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$(8,995)	$105,530	$98,613			$1,212,582

Income (loss) from continuing operations	$0.07							$0.08
Income (loss) from discontinued operations	$(0.00)							$(0.00)
Preferred stock dividends	$—							$—

Net income (loss) applicable to common shareholders	$0.07							$0.08

Weighted average shares outstanding	14,606,729							14,606,729

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Cardinal Management Partnership, LP	$17,199
RCC, LP	16,342

$33,541

(b)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Cardinal Management Partnership, LP	$(1,529)
RCC, LP	1,761
IRC, LP	9,861

$10,093

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184	$856,686	$1,551,091	$2,573,965			$16,103,231
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393	1,675	6,009	31,205			1,423,260
Service revenue	3,618,038	311,900	922,522	860,822	559,850	588,193	1,013,833	1,235,033			9,110,191
Other	4,701,675	23,760	201,551	911,074	97,186	63,561	317,750	734,942	b	(2,324,388)	4,727,111

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613	1,510,115	2,888,683	4,575,145			31,363,793

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372	175,746	229,222	408,533			4,039,256
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	518,677	698,083	953,019	b	(1,940,243)	6,849,443
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536	72,676	66,345	101,641			778,267
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505	6,640	14,915	55,805			361,958
Rent	832,240	101,564	194,400	107,860	159,412	105,345	687,528	1,424,236			3,612,585
Legal and professional	403,220	11,623	50,817	81,532	30,719	52,760	103,175	40,867	b	(146,277)	628,436
Advertising and marketing	471,703	63,549	88,229	124,810	57,860	55,875	119,228	185,705			1,166,959
Other	2,899,999	186,810	484,156	996,565	256,029	297,818	410,628	547,595	b	(237,868)	5,841,732
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176	14,586	25,340	177,102			985,182

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050	1,300,123	2,354,464	3,894,503			24,263,818

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563	209,992	534,219	680,642			7,099,975

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	—	—	(48,502)	a	(1,141,500)	(2,702,342)
Interest income	17,638	—	395	253	124	161	161	231			18,963
Gain on sale of assets	44,184		—	7,253	—	—	—	—			51,437
Gain on sale of marketable securities	328	—	—	—	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124	161	161	(48,271)			(2,656,152)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687	210,153	534,380	632,371			4,443,823

Income tax expense—current	—	—		52,245	—	—	—	—	d	265,855	318,100
Income tax expense—deferred	200,000	—	—	—	—	—	—	—	e	267,400	467,400

Total income taxes	200,000	—	—	52,245	—	—	—	—			785,500

Minority interest	(99,324)	—	—	—	—	—	—	—	c	(227,323)	(326,647)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371			3,331,676

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371			2,926,989

Preferred stock dividends	(878,843)	—	—	—	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687	$210,153	$534,380	$632,371			$2,048,146

Income (loss) from continuing operations	$0.17										$0.33
Income (loss) from discontinued operations	$(0.04)										$(0.04)
Preferred stock dividends	$(0.10)										$(0.09)

Net income (loss) applicable to common shareholders	$0.03										$0.20

Weighted average shares outstanding	9,128,985										10,217,220

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan s as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865
Cardinal Management Partnership, LP	315,765
MRC, LP	416,197
IRC, LP	454,299

$2,324,388

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256
Cardinal Management Partnership, LP	35,726
IRC, LP	63,214

$227,323

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400
Cardinal Management Partnership, LP	47,500
MRC, LP	14,700
IRC, LP	12,000

$265,855

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	74,500
IRC, LP	60,000

$267,400

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768	$866,671	$1,578,809	$2,859,559			$15,379,718
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882	1,328	5,227	30,263			1,538,807
Service revenue	3,545,049	260,869	940,496	820,961	538,209	536,785	1,061,680	1,499,564			9,203,613
Other	5,068,800	41,989	184,662	807,937	84,179	51,224	289,165	767,489	b	(2,333,902)	4,961,543

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038	1,456,008	2,934,881	5,156,875			31,083,681

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271	150,931	220,155	403,241			3,697,839
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	514,500	710,643	969,794	b	(1,966,678)	7,917,122
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426	71,280	73,545	99,022			699,133
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035	5,722	19,209	62,149			350,166
Rent	865,039	122,327	191,400	109,800	142,656	101,806	688,075	1,521,462			3,742,565
Legal and professional	576,989	63,639	35,940	117,073	30,245	54,470	50,371	53,519	b	(145,150)	837,096
Advertising and marketing	547,756	70,780	125,539	122,581	57,966	58,800	132,864	239,044			1,355,330
Other	2,891,441	240,609	461,922	941,260	265,579	301,382	412,311	721,641	b	(222,074)	6,014,071
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782	9,977	27,530	132,722			909,475

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749	1,268,868	2,334,703	4,202,594			25,522,797

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289	187,140	600,178	954,281			5,560,884

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	—	(1,026)	(41,155)	a	(1,141,500)	(2,555,240)
Interest income	68,534	—	290	—	188	137	78	—			69,227
Gain on sale of assets	1,300	—	—	6,604	—	—	—	(637)			7,267
Gain on sale of marketable securities	1,265	—	—	—	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188	137	(948)	(41,792)			(2,477,481)

Net income (loss) from continuing operations
before income taxes	747,329	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489			3,083,403

Income tax expense—current	—	—	—	—	—	—	—	—	d	341,900	341,900
Income tax expense—deferred	—	—	—	—	—	—	—	—	e	267,400	267,400

Total income taxes	—	—	—	—	—	—	—	—			609,300

Minority interest	(28,969)	—	—	—	—	—	—	—	c	(218,544)	(247,513)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489			2,226,590

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489			1,922,709

Preferred stock dividends	(1,685,730)	—	—	—	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477	$187,277	$599,230	$912,489			$236,979

Income (loss) from continuing operations	$0.09										$0.23
Income (loss) from discontinued operations	$(0.04)										$(0.03)
Preferred stock dividends	$(0.20)										$(0.18)

Net income (loss) applicable to common shareholders	$(0.15)										$0.02

Weighted average shares outstanding	8,477,571										9,565,806

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(f)	To add the difference in interest expense for the acquisition loan s as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(g)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411
Cardinal Management Partnership, LP	330,929
MRC, LP	401,166
IRC, LP	472,733

$2,333,902

(h)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977
Cardinal Management Partnership, LP	31,829
IRC, LP	91,249

$218,544

(i)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400
Cardinal Management Partnership, LP	41,000
MRC, LP	36,500
IRC, LP	98,000

$341,900

(j)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	60,000

$267,400